Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MONTHLY OPERATING REPORT

Reporting Period: January 3, 2021 – January 30, 2021

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X	X	See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X	X
Balance Sheet by Legal Entity	MOR-3	X	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
Opening Balance Sheet by Legal Entity	Exhibit A	X
Disbursements by Legal Entity	Exhibit B	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Anthony M. Saccullo
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

Notes to the Monthly Operating Report (“MOR”)

Reporting Period: January 3, 2021 – January 30, 2021

General:

The Debtors filed for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. on December 3, 2020. Per agreement with the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”), the Debtors have prepared this monthly operating report on a fiscal month basis (this “MOR”) for the period from January 3, 2021 through January 30, 2021. In addition, the U.S. Trustee has agreed to extend the Debtors’ deadline to file this MOR.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. This MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to the Debtors. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but may not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of its annual financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that this financial information may be subject to change, and these changes could be material. The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future reconciliation and adjustment (which may be material). However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

The Debtors entered into an Asset Purchase Agreement to sell substantially all of the Debtors’ assets to Terramar Capital, LLC (the “Buyer”) effective 11:59 p.m. on January 30, 2021 (the “Sale Transaction”). The financial statements represented herein reflect the Sale Transaction. As a result of the sale closing on a Saturday, the purchase consideration from the Sale Transaction are recorded as accounts receivable totaling $17.1 million. On February 1, 2021, the Buyer funded $12.2 million in cash to the Debtors, $3.6 million was placed in escrow, and the remaining $1.25 million is reflected as a promissory note due December 31, 2021.

Notes to MOR-1:

Cash is received and disbursed by the Debtors as described in the Debtors' Motion for Entry of Interim and Final Orders (I) Authorizing Continued Use of the Debtors' Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply with Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 29] and is consistent with the Debtors’ historical cash management practices. Cash receipts and disbursements reflected herein include activity from January 3, 2021 to January 30, 2021. Cash receipts and disbursements were derived from the bank statements and accounting system. Cash receipts and disbursements related to intercompany transfers among the Debtors such as cash concentration account sweeps and expense reimbursements, are excluded from total cash receipts and disbursements set forth in MOR-1. Cash receipts and disbursements include certain intercompany expense transactions.

Notes to MOR-1a:

Amounts listed are the bank balances as of the close of business on January 30, 2021. Copies of the bank statements were not included with this MOR due to the voluminous nature of the statements and are available upon reasonable request in writing to counsel for the Debtors.

Notes to MOR-2 and MOR-3:

This MOR has been prepared on a legal entity basis for the Debtors. The financial statements represented herein reflect the Sale Transaction.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-1

Schedule of Cash Receipts and Disbursements

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

#		FCI	FSC	FHC	FLLC	Cumulative[1] 1/3/21 - 1/30/21
1	Receipts
2	Credit Card and Cash Receipts[2]	$19,015,713	$-	$-	$-	$19,015,713
3	Inventory Liquidation	-	-	-	-	-
4	Federal Tax Refund	-	-	-	-	-
5	Total Receipts	19,015,713	-	-	-	19,015,713
6	Operating Disbursements
7	Payroll & Taxes	4,658,576	1,055,515	-	-	5,714,090
8	Rent	-	-	-	-	-
9	Inventory	-	6,192,813	-	-	6,192,813
10	Sales Tax	2,712,781	-	-	-	2,712,781
11	Merchant Fees	764,474	-	-	-	764,474
12	Employee Benefits	88,649	438,216	-	-	526,865
13	Marketing	-	336,226	-	-	336,226
14	Professional/Computer Services	9,409	483,691	-	-	493,100
15	Other A/P	1,449,576	1,349,845	42	-	2,799,463
16	Total Operating Disbursements	9,683,464	9,856,306	42	-	19,539,811
17	Net Cash Flow from Operations	$9,332,249	$(9,856,306)	$(42)	$-	$(524,099)
18	Non-Operating Disbursements / (Receipts)
19	Debt Service	-	-	-	-	-
20	State Taxes	(18,026)	-	-	-	(18,026)
21	Federal Taxes	-	-	-	-	-
22	CapEx	-	-	-	-	-
23	Tenant Allowance	-	-	-	-	-
24	Total Non-Operating Disbursements / (Receipts)	(18,026)	-	-	-	(18,026)
25	Net Cash Flow Before Restructuring	$9,350,275	$(9,856,306)	$(42)	$-	$(506,073)
26	Restructuring Related Disbursements
27	Professional Fees[3]	-	508,542	-	-	508,542
28	Credit Card Program Deposits	-	-	-	-	-
29	Utility Deposit	-	-	-	-	-
30	503(b)(9) and Critical Vendor Payments	-	-	-	-	-
31	KEIP/KERP	-	-	-	-	-
32	UST Fees	-	-	-	-	-
33	DIP Fees & Interest - Term	-	-	-	-	-
34	DIP Fees & Interest - Revolver	-	424,712	-	-	424,712
35	Prepetition Term Loan Repayment	10,000,000	-	-	-	10,000,000
36	Cure Costs	-	-	-	-	-
37	Funding to Professional Fee Account[4]	-	2,765,720	-	-	2,765,720
38	Total Restructuring Related Disbursements	10,000,000	3,698,974	-	-	13,698,974
39	Net Cash Flow	$(649,726)	$(13,555,280)	$(42)	$-	$(14,205,047)
40	Beginning Cash Balance	$6,540,311	$5,313,291	$19,756	$-	$11,873,358
41	Net Cash Flow	(649,726)	(13,555,280)	(42)	-	(14,205,047)
42	Borrowings	-	26,877,222	-	-	26,877,222
43	Repayments[2]	(11,248,072)	-	-	-	(11,248,072)
44	Intercompany	10,000,000	(10,000,000)	-	-	-
45	Change in deposits in transfer	(1,128,293)	-	-	-	(1,128,293)
46	Change in petty cash[5]	(393,003)	-	-	-	(393,003)
47	Ending Cash Balance	$3,121,217	$8,635,233	$19,714	$-	$11,776,164

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.

[2]	Per the terms of the DIP Credit Agreement, the DIP lender holds certain receipts for the Debtors. The receipts held by the DIP lender are shown as restricted cash on the Balance Sheet.

[3]	Professional fees includes $228K for merchandise consultants for store closures paid to the DIP lender, $180K of DIP lender legal fees, and two $50K monthly IB fees ($100K) paid to FTICA.

[4]	$2.8M of professional and UST fees were funded into the professional fee account per the terms of the DIP Credit Agreement.

[5]	Per the Asset Purchase Agreement, petty cash was sold and as such, is represented as a disbursement.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

		Account Number			Period Ended
#	Debtor Entity	(Last 4 Digits)	Bank	Account Type	1/30/2021[1]
1	Francesca's Collections, Inc.	9049	Chase	Depository	$147,060
2	Francesca's Collections, Inc.	5974	Wells Fargo	Checking	476,294
3	Francesca's Collections, Inc.	5309	Bank of America	Depository	262,713
4	Francesca's Collections, Inc.	5744	Regions	Depository	90,313
5	Francesca's Collections, Inc.	9450	Citizens	Depository	77,679
6	Francesca's Collections, Inc.	4465	BB&T	Depository	29,709
7	Francesca's Collections, Inc.	3154	PNC	Depository	390,254
8	Francesca's Collections, Inc.	4758	Fifth Third	Depository	42,726
9	Francesca's Collections, Inc.	8807	US BANK	Depository	74,529
10	Francesca's Collections, Inc.	2091	IBC	Depository	4,213
11	Francesca's Collections, Inc.	0085	Pinnacle Bank	Depository	5,312
12	Francesca's Collections, Inc.	4128	Community First Nat'l	Depository	4,123
13	Francesca's Collections, Inc.	0596	First Citizens Bank	Depository	96,710
14	Francesca's Collections, Inc.	8962	Chase	Passthrough	196,239
15	Francesca's Collections, Inc.	4644	Chase	Checking	1,166,305
16	Francesca's Collections, Inc.	4669	Chase	Checking	-
17	Francesca's Collections, Inc.	5990	Wells Fargo	Depository	2,554
18	Francesca's Holdings Corporation	9350	Chase	Checking	19,714
19	Francesca's Services Corporation	8238	Chase	Checking	8,635,233
20	Francesca's Collections, Inc.	3265	Chase	Checking/Depository	54,484
21	Francesca's Collections, Inc.	4651	Chase	Depository	-
22			Cash and Cash Equivalents at Financial Institutions		$11,776,164
23	Francesca's Collections, Inc.			Petty Cash Held at Boutiques[2]	-
24			Reported Cash and Cash Equivalents at 1/30/2021		$11,776,164
25	Francesca's Collections, Inc.	7861	Chase	Certificate of Deposit[3]	214,510
26	Francesca's Services Corporation	5317	Chase	Professional Fee Account[3]	5,888,000

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.

[2]	Per the Asset Purchase Agreement, all petty cash held by the Debtors was sold.

[3]	Certificate of Deposit and Professional Fee Account are included in restricted cash on Debtors' Balance Sheet.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: January 3, 2021 – January 30, 2021

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts during January 2021.

Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

			Period Covered			Amount Paid this Period		Amount Paid Case to Date
#	Payee	Role	Beginning Date	End Date	Payment Date	Fees	Expenses	Fees	Expenses
1	FTI Capital Advisors, LLC	Investment Banker	December 12, 2020	January 11, 2021	1/8/2021	$50,000	$-	$50,000	$-
2	FTI Capital Advisors, LLC	Investment Banker	January 12, 2021	February 11, 2021	1/22/2021	50,000	-	50,000	-
3	Total					$100,000	$-	$100,000	$-

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
1	Net sales	$15,836,965	$76,214	$-	$-	$-	$15,913,179
2	Cost of goods sold and occupancy costs	15,108,067	406,564	-	-	-	15,514,632
3	Gross profit	728,898	(330,351)	-	-	-	398,547

4	Selling, general and administrative expenses	4,878,855	1,874,975	42	-	-	6,753,872
5	(Loss) income from operations	(4,149,957)	(2,205,326)	(42)	-	-	(6,355,325)

6	Restructuring (expenses)[1]	-	(4,389,533)	-	-	-	(4,389,533)
7	Gain (loss) on assets[2]	21,475,165	(5,883,458)	13,497,132	-	-	29,088,838
8	Interest income (expense)	-	7,181	-	-	-	7,181
9	Other income (expense)[3]	21,278	(859,539)	-	-	-	(838,261)
10	(Loss) income before income tax expense	17,346,486	(13,330,675)	13,497,090	-	-	17,512,901

11	Income tax expense	(20,099,808)	-	-	-	-	(20,099,808)
12	Net (loss) income	$37,446,293	$(13,330,675)	$13,497,090	$-	$-	$37,612,708

Footnotes:

[1]	Restructuring expenses includes $4.1M of restructuring professional fees and the $300K DIP financing fee payable to the DIP lender.
[2]	Gain (loss) on assets includes net gain from the cancellation of store leases and net losses from the Sale Transaction and lease cure costs.
[3]	Other expense of $860K for FSC includes $677K of amortized deferred financing costs on the DIP Credit facility, $150K DIP early termination fee, and $33K of DIP monitoring fees.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

Balance Sheet at 01/30/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated[1]
	Assets
	Current Assets
1	Cash and cash equivalents	$3,121,217	$8,635,233	$19,714	$-	$-	$11,776,164
2	Accounts receivable[2]	35,377,862	257,647,018	13,497,132	-	(255,253,858)	51,268,154
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[3]	254,825	9,562,134	-	-	-	9,816,959
5	Total Current Assets	42,550,232	275,844,385	13,516,846	-	(259,050,185)	72,861,277
6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[4]	74,019	12,094	-	-	-	86,113
9	Total Assets	$42,624,251	$275,856,479	$13,516,846	$-	$(259,050,185)	$72,947,390
	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$260,574,097	$24,540,326	$857,028	$-	$(255,253,858)	$30,717,593
11	Accrued liabilities[5]	2,836,111	563,524	-	-	-	3,399,635
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[6]	55,585,968	101,918	-	-	-	55,687,886
14	Total Current Liabilities	318,996,175	25,205,768	857,028	-	(255,253,858)	89,805,113
15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net[7]	-	2,445,084	-	-	-	2,445,084
17	Other liabilities	(212,349,311)	50,317,406	162,552,228	-	(520,322)	-
18	Total Liabilities	106,646,864	77,968,257	163,409,255	-	(255,774,180)	92,250,197
19	Preferred Stock	-	-	-	-	-	-
	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,022,613)	189,278,682	(103,068,007)	-	5,333,534	27,521,596
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,022,613)	197,888,221	(149,892,409)	-	(3,276,005)	(19,302,806)
25	Total Liabilities And Stockholders' Equity	$42,624,251	$275,856,479	$13,516,846	$-	$(259,050,185)	$72,947,390

Footnotes:

[1]	The Debtors sold substantially all assets on January 30, 2021 as a part of the Sale Transaction.
[2]	Accounts receivable includes $34.1M of income tax receivables, $17.1M of Sale Transaction receivables, and $30K of other receivables. The $17.1M of Sale Transaction receivables are a result of the Sale Transaction closing on a Saturday. On February 1, 2021, the Buyer funded $12.2M in cash to the Debtors, $3.6M was placed in escrow, and the remaining $1.25M is reflected as a promissory note due December 31, 2021.
[3]	Prepaid expenses and other current assets includes $5.9M professional fee account held by FSC as restricted cash, $3.7M of FSC prepaid expenses (including $1.5M of D&O insurance prepayments, $800K of professionals vendor credits, $650K retainer to FTI, $384K of freight vendor credits, $280K of inventory vendor credits, $32K of other vendor credits, and $10K of prepaid subscriptions), $205K utility deposit account held by FCI as restricted cash, $45K of FCI inventory vendor credits, and $5K of FCI checks written for future months.
[4]	Other assets, Net includes $74K of prepetition boutique utility and security deposits held by FCI and $12K of store supply deposits held by FSC that will be used to offset future payments.
[5]	Accrued liabilities includes $2.2M of accrued payroll and taxes for FCI, $670K of accrued sales tax for FCI, and $560K of accrued payroll and taxes for FSC.
[6]	FCI current portion of operating lease liabilities includes $31.5M of unpaid rent, $24.4M of lease rejection costs, and $292K of percent rent accruals, offset by $524K of rent overpayments.
[7]	Long-term debt, net includes $2.4M of remaining balance on DIP Credit facility as of January 30, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: January 3, 2021 – January 30, 2021

Anthony M. Saccullo hereby declares under penalty of perjury:

I am the Wind-Down Officer appointed by order of the United States Bankruptcy Court for the District of Delaware [D.I. 475] in the above captioned case to oversee the bankruptcy of the debtors and debtors in possession (collectively the "Debtors"). I am familiar with the Debtors’ day-to-day operations, business affairs, and books and records. I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information, and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

			Days Past Due
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 91 Days	Total
1	Combined Debtors [1][2][3]	$1,496,706	$456,883	$204,556	$	$-	$2,158,146

Footnotes:

[1]	The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system.
[2]	This summary does not include accruals or intercompany payables.
[3]	The postpetition accounts payable do not include any amounts for retained professionals.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

#	Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable
1	Total Accounts Receivable[1][2]	$19,410,006	$31,858,148	$51,268,154

Accounts Receivable Aging

			Days Past Due
#	Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	91+ Days	Total	Uncollectible	AR (Net)
2	Income Tax Receivables	$34,109,299	$-	$-	$-	$-	$34,109,299	$-	$34,109,299
3	Transaction Receivables[3]	17,128,979	-	-	-	-	17,128,979	-	17,128,979
4	Employee Receivables	11,313	-	-	-	-	11,313	-	11,313
5	Sales Receivables	10,665	-	-	-	-	10,665	-	10,665
6	Landlord Receivables	-	-	-	-	7,897	7,897	-	7,897
7	Total Accounts Receivable [1][2]	$51,260,257	$-	$-	$-	$7,897	$51,268,154	$-	$51,268,154

Footnotes:

[1]	Amounts are aged from the due date and shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.
[2]	This summary does not include any accrued fees, discounts or intercompany receivables.
[3]	The $17.1M of Sale Transaction receivables are a result of the Sale Transaction closing on a Saturday. On February 1, 2021, the Buyer funded $12.2M in cash to the Debtors, $3.6M was placed in escrow, and the remaining $1.25M is reflected as a promissory note due December 31, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

MOR-5

Debtor Questionnaire

Reporting Period: January 3, 2021 – January 30, 2021

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1,2
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1 The Debtors sold substantially all assets on January 30, 2021 as a part of the Sale Transaction.

2The Debtors sold furniture and fixtures at closing boutique locations during the MOR period totaling $469K.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

Exhibit A

Balance Sheet by Legal Entity

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

Opening Balance Sheet at 01/03/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$6,540,311	$5,313,291	$19,756	$-	$-	$11,873,358
2	Accounts receivable	17,831,345	239,492,890	-	-	(237,914,230)	19,410,006
3	Inventories	26,591,794	(77,081)	-	-	(2,233,609)	24,281,104
4	Prepaid expenses and other current assets	7,012,754	25,966,341	-	-	-	32,979,095
5	Total Current Assets	57,976,204	270,695,441	19,756	-	(240,147,839)	88,543,562
6	Operating lease right-of-use assets, net	118,926,429	3,927,417	-	-	-	122,853,846
7	Property and equipment, net	26,240,460	3,680,137	-	-	-	29,920,597
8	Other assets, Net	125,252	1,611,871	202,315,652	-	-	204,052,775
9	Total Assets	$203,268,345	$279,914,866	$202,335,408	$-	$(240,147,839)	$445,370,780
	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$245,303,651	$20,592,913	$857,028	$-	$(237,914,230)	$28,839,362
11	Accrued liabilities	8,701,428	4,965,502	-	-	-	13,666,930
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities	107,414,454	1,021,461	-	-	-	108,435,915
14	Total Current Liabilities	361,419,533	26,579,877	857,028	-	(237,914,230)	150,942,207
15	Operating lease liabilities	136,355,279	3,211,950	-	-	-	139,567,229
16	Long-term debt, net	-	9,323,154	-	-	-	9,323,154
17	Other liabilities	(202,240,947)	40,347,094	162,486,232	-	(520,322)	72,058
18	Total Liabilities	295,533,866	79,462,074	163,343,260	-	(238,434,552)	299,904,647
19	Preferred Stock	-	-	-	-	-	-
	Stockholders' Equity
20	Common stock	-	1	39,474	-	(2)	39,473
21	APIC	-	8,609,538	113,223,502	-	(8,609,537)	113,223,503
22	Retained earnings	(92,265,521)	191,843,253	85,750,555	-	6,896,252	192,224,540
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(92,265,521)	200,452,792	38,992,148	-	(1,713,287)	145,466,133
25	Total Liabilities And Stockholders' Equity	$203,268,345	$279,914,866	$202,335,408	$-	$(240,147,839)	$445,370,780

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 3, 2021 – January 30, 2021
Debtors

 Exhibit B

Disbursements by Legal Entity

Reporting Period: January 3, 2021 – January 30, 2021

($’s in USD)

#	Debtor Name	Abbreviation	Case Number	Disbursements[1]
1	Francesca's Holdings Corporation	FHC	20-13076	$42
2	Francesca's, LLC	FLLC	20-13077	-
3	Francesca's Collections, Inc.	FCI	20-13078	19,665,438
4	Francesca's Services Corporation	FSC	20-13079	13,555,280
5	Total			$33,220,760

[1] Includes disbursements made January 3, 2021 - January 30, 2021.